EXHIBIT 4.1

FORM OF STOCK CERTIFICATE

NUMBER	COMMON STOCK
CS	SHARES

THIS CERTIFICATE IS TRANSFERABLE	SEE REVERSE FOR CERTAIN DESIGNATIONS AND A
IN RIDGEFIELD PARK, NJ OR NEW YORK, NY	STATEMENT AS TO THE RIGHTS, PREFERENCES
PRIVILEGES AND RESTRICTIONS OF SHARES

Xcel Pharmaceuticals, Inc.

CUSIP 98389M 10 6

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

Xcel Pharmaceuticals, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT
AND REGISTRAR

BY
AUTHORIZED SIGNATURE

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Xcel Pharmaceuticals, Inc.

Corporate Seal

SECRETARY	PRESIDENT

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT—	................. Custodian ..............
TEN ENT	— as tenants by the entireties		(CUST) (Minor)
JT TEN	— as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act ...........................................
	in common		(State)
		UNIF TRF MIN ACT—	........ Custodian (until age ......)
(Cust)
........ under Uniform Transfers
(Minor)
to Minors Act ..........................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                             Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution  in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS

WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),

PURSUANT TO S.E.C. RULE 17Ad-15.